EMERGING GROWTH

ROBERTSON STEPHENS MUTUAL FUNDS
The Emerging Growth Fund
Semi-Annual Report
September 30, 1995




[GRAPHIC]

THE EMERGING GROWTH FUND SEMI-ANNUAL RESULTS




FUND PHILOSOPHY

The Robertson Stephens Emerging Growth Fund seeks to invest in small, rapidly growing companies primarily in the technology, medical and services industries. The Fund is actively managed, involving hands-on fundamental research including extensive travel and visits with company managements. The Fund seeks to invest in companies that are growing 25-40% annually, are market share leaders and are managed by winning executives who can consistently execute in today's competitive business environment. The Fund is intended for investors with long-term investment goals.

CONTENTS

  1  Fund Highlights
  2  Report to Shareholders
  8  Fund Performance
  9  Portfolio Summary
 10  Schedule of Net Assets
 14  Statement of Net Assets
 15  Statement of Operations
 16  Statement of Changes in Net Assets
 17  Financial Highlights
 18  Notes to Financial Statements
 21  Administration

                                                   ROBERTSON, STEPHENS & COMPANY

FUND HIGHLIGHTS


INVESTORS REFOCUS ON HEALTH CARE
Continued commitment to health care stocks enhanced the Fund's performance this last quarter.

HMO BUSINESS IS BOOMING
Managed care industry fundamentals are improving, especially for HMOs, where enrollment growth, an enhanced pricing environment, consolidation and low stock price valuations make for attractive investments.

SMALL AND MID-CAP PROFIT OUTLOOK EXCELLENT
Corporate profitability seems to be slowing, enhancing the appeal of small and mid-cap emerging growth stocks which can sustain double-digit growth.

HIGH-TECH MAIL ORDER SALES EXPLODE
In the service sector high tech mail order distributors are poised for rapid expansion in the consumer market. The revenues of catalog retailers of PC hardware and software are growing 40-50% annually.

ELECTRONIC ENTERTAINMENT MORE PERVASIVE
A burgeoning entertainment software industry, specifically video games, offers selective opportunities.

THE EMERGING GROWTH FUND SEMI-ANNUAL RESULTS


FUND MANAGER
[PHOTO]


DEAR SHAREHOLDER:

We are pleased to report that our continued commitment to health care stocks has enhanced the Fund's performance for the quarter ended September 30, 1995. With 40 percent of our portfolio invested in health care related equities, the Fund's net asset value per share increased 16.01 percent, versus the S&P 500's gain of 8.06 percent and the NASDAQ Industrials' gain of 10.91 percent for the same period.

Even prior to publicity generated by the recent Republican Medicare proposal, industry fundamentals for managed care, specifically HMO's, were showing definite signs of improvement. The Fund's 20 percent weighting in HMOs was instrumental in driving the Fund's performance last quarter.

We have remained focused on the health care sector with our largest holdings in Oxford Health Plans, PacifiCare Health Systems and HBO & Company.


"The Fund's STRONG INVESTMENTS in HMOs were INSTRUMENTAL in driving the Fund's

                                                   ROBERTSON, STEPHENS & COMPANY

HEALTH CARE -- THE INVESTMENTS BEAR FRUIT

We believe that the improvement in health care industry fundamentals which we witnessed this past summer should continue. We intend to maintain a strong position in HMOs based on:

1. Continued acceleration in enrollment growth, largely stimulated by membership conversion from high-cost indemnity plans to HMOs. By converting, it is not uncommon to experience annual premium savings as high as $1000 per person*.

2. Improvements in the industry pricing environment. The management teams of several leading companies project 2-6 percent increases for 1996, following the dismal 1-2 percent increases in commercial rates experienced in 1995. The traditional price umbrella maintained by indemnity companies is likely to be raised about 10 percent.

3. Consolidation discussions among the HMOs and indemnity insurers are generating investor interest in the sector. United Healthcare and Humana have started to acquire the group health businesses of large indemnity insurers, Metra Health and Emphesys. There is also evidence that the large insurers, intent on staying in health care, are interested in possibly buying HMOs to strengthen their long-term position.

4. The revised Medicare proposal in Washington. While it is too soon to speculate about the final outcome, it does appear that seniors will be given more options and that Medicare enrollment in HMOs should accelerate.

5. We believe the earnings disappointments experienced by some companies earlier this year are history and positive surprises should unfold in subsequent quarters.

6. Finally, stock price valuations are near historic lows with price earnings ratios one-half to two-thirds of current expected growth rates. With profit momentum slowing in many basic industries, and a 5 percent increase forecast for S&P 500 earnings in 1996, the double-digit gains expected from HMO earnings should prove attractive to investors.


*Company Interim Financial Reports from Oxford Health Plans and
 United Healthcare Corporation.


performance last quarter."

THE EMERGING GROWTH FUND SEMI-ANNUAL RESULTS

CATALOG RETAILERS

SERVICES -- MAIL ORDER DISTRIBUTION:  A HIGH-TECH BENEFICIARY

Our investments in the service sector are focused on companies poised for rapid expansion within the consumer market. We are especially interested in high-tech mail order distributors.

Revenues of catalog retailers of PC hardware and software are growing an impressive 40-50% annually. The market opportunity looms large with estimates that only 35% of US households have a PC, and that many of these are technologically obsolete today*. The current upgrade cycle, driven by Windows 95, should stimulate additional demand for at least another six months. Catalog retailers' operating profit margins are at least double those of store based competitors and the business is much less capital intensive.

[PHOTO]

INVESTMENT MANAGEMENT

                                                   ROBERTSON, STEPHENS & COMPANY

Additionally, catalog retailers of PC hardware and software are best positioned to take advantage of alternative selling methods which are emerging, such as the Internet and interactive TV shopping. They already have established databases and fulfillment capability and can readily serve this new distribution channel.

We decided to participate in this exciting, emerging industry by selecting three of the largest and best managed catalog retailers. We believe they are the best positioned to benefit from short-and long-term business fundamentals.

TECHNOLOGY WATCH
With 18 percent of the portfolio invested in technology stocks, we're maintaining a basic market weighting in the sector. While we are still convinced the fundamentals are strong in this sector, we have some near-term valuation concerns. We're comfortable with our technology holdings however, especially since they're diversified across industry sub-sectors, with representation in client server software, semiconductors, semiconductor equipment, networking and selective hardware.

CONSUMER ENTERTAINMENT -- VIDEO GAME SOFTWARE SUCCESS
One of our newest investment endeavors is to identify opportunities within the burgeoning entertainment software industry.

Entertainment software sales for the new 32-bit platforms, Sega Saturn, Sony PlayStation, and CD-Rom PCs, are off to a fast start. Sony sold over 100,000


*CDW Computers, Microwarehouse Financial Reports

THE EMERGING GROWTH FUND SEMI-ANNUAL RESULTS

VIDEO GAMES

PlayStations on the first weekend of introduction in mid-September. Sega claims to have sold over 120,000 units since introducing its new product this May.

Declining hardware prices, enhanced graphics, video and sound, greater interactivity, and richer content have been the main drivers of increased demand for these products. Nearly all PCs shipped today have CD-ROM capability, which further develops the market potential for these products.

We believe the purchase cycle in this sector is just starting, with new products offering greatly improved graphics and game quality now available, and with expectations for renewed consumer interest as the Christmas season approaches.



"Catalog retailers' operating PROFIT margins are at least DOUBLE those store based competitors

                                                   ROBERTSON, STEPHENS & COMPANY


We have made selective investments in five of the leading video game and software suppliers, and anticipate they will continue to benefit from continued acceptance of the new 32-bit platform and CD-Rom PCs. The outlook for 1996 in this entertaining sector is optimistic as platform population growth accelerates.

AS THE YEAR COMES TO A CLOSE -- LOOKING AHEAD
We foresee a gradual, but steady, sector rotation toward health care and services, and away from technology. We've seen some of that this summer, with some funds reducing their weighting in technology, and increasing holdings elsewhere.

There is evidence that the rapid expansion in corporate profit margins (which we've seen since 1990) is slowing. In 1996 it may slow even further, so that the overall gains in corporate profitability which we've experienced in last five years will slow dramatically as well. This will make small and mid-cap emerging growth stocks that can continue to exhibit double-digit growth relatively more attractive. Our job is to find those stocks!

Thank you for your ongoing support of The Robertson Stephens Emerging
Growth Fund.

Sincerely,


/s/ Bob Czepiel
BOB CZEPIEL
Portfolio Manager


and the business is much less capital intensive."

THE EMERGING GROWTH FUND SEMI-ANNUAL RESULTS

FUND PERFORMANCE

Results of a hypothetical $10,000 investment in The Robertson Stephens Emerging Growth Fund and the S&P 500 Index(1) IF INVESTED ON NOVEMBER 30, 1987(2)


EMERGING GROWTH

                   EGF      S&PDIV
---------------------------------------
11/30/87         $10,000    $10,000
   12/87         $12,611    $10,763
    3/88         $13,892    $11,375
    6/88         $15,222    $12,132
    9/88         $14,114    $12,174
   12/88         $14,383    $12,546
    3/89         $15,728    $13,432
    6/89         $16,709    $14,619
    9/89         $18,924    $16,144
   12/89         $20,776    $16,516
    3/90         $21,139    $16,017
    6/90         $24,638    $17,023
    9/90         $19,290    $14,682
   12/90         $22,765    $15,998
    3/91         $29,339    $18,316
    6/91         $26,862    $18,275
    9/91         $31,544    $19,254
   12/91         $36,140    $20,869
    3/92         $35,561    $20,309
    6/92         $29,428    $20,726
    9/92         $28,974    $21,381
   12/92         $35,218    $22,459
    3/93         $30,891    $23,451
    6/93         $30,744    $23,548
    9/93         $35,365    $24,162
   12/93         $37,759    $24,725
    3/94         $38,578    $23,780
    6/94         $35,428    $23,862
    9/94         $41,014    $25,051
   12/94         $40,765    $25,040
    3/95         $43,213    $27,487
    6/95         $42,392    $30,070
    9/95         $49,180    $32,493


CUMULATIVE RETURNS


FOR THE PERIODS ENDED 9/30/95                              EMERGING GROWTH           S & P                       NASDAQ
                                                                 FUND                 500                     INDUSTRIALS
--------------------------------------------------------------------------------------------------------------------------
Three months                                                  16.01%                  8.06%                     10.91%
--------------------------------------------------------------------------------------------------------------------------
Six months                                                    13.81%                 18.21%                     22.45%
--------------------------------------------------------------------------------------------------------------------------
Nine months                                                   20.64%                 29.76%                     30.23%
--------------------------------------------------------------------------------------------------------------------------
One year                                                      19.91%                 29.74%                    26.26%
--------------------------------------------------------------------------------------------------------------------------
Since inception (11/30/87)                                   391.80%                224.93%                   222.29%
--------------------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS

FOR THE PERIODS ENDED 9/30/95                              EMERGING GROWTH           S & P                       NASDAQ
                                                                 FUND                 500                     INDUSTRIALS
--------------------------------------------------------------------------------------------------------------------------
Three Years                                                   19.29%                 14.97%                   16.50%
--------------------------------------------------------------------------------------------------------------------------
Five years                                                    20.57%                 17.22%                   21.65%
--------------------------------------------------------------------------------------------------------------------------
Since inception (11/30/87)                                    22.53%                 16.22%                   16.10%
--------------------------------------------------------------------------------------------------------------------------

(1) The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a widely recognized, unmanaged index of market activity based on the aggregate performance of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index.

(2) Date that the Fund commenced operations.

(3) The NASDAQ Industrial Index is an unmanaged index of a subset of the NASDAQ national market system issues, exclusive of warrants, and common stocks traded in NASDAQ that are not part of the NASDAQ National Market System. This index excludes the issues of insurance companies, transportation companies, utilities, banks, and finance-related companies. The results shown are adjusted for stock splits and stock dividends.

    Investors should realize that all performance data presented is based upon past performance during limited periods of time, and that past performance is not predictive of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                                                   ROBERTSON, STEPHENS & COMPANY

PORTFOLIO SUMMARY
AS OF SEPTEMBER 30, 1995


[GRAPHIC]



Top Ten Holdings

1.
OXFORD HEALTH PLANS
A managed care company providing health benefit plans, including HMOs, point-of-service plans and third party administration of employer funded benefit plans.

2.
PACIFICARE HEALTH SYSTEMS
A regionally focused health care company providing a wide range of managed health care products.

3.
HBO & COMPANY
Designs and sells computerized information systems to the health care industry.

4.
UNITED HEALTHCARE CORPORATION
Owns and manages HMOs and provides specialty managed care services to individuals through employers, employee groups, insurers and HMO operators.

5.
UNITED WASTE SYSTEMS, INC.
Provides residential, commercial and industrial customers with integrated, non-hazardous solid waste management services that include landfill disposal and waste collection.

6.
PHYCOR, INC.
An operator of multi-specialty medical clinics. These clinics provide a broad range of medical services through an organized physician group practice representing various medical specialties, ranging from general medicine to highly focused sub-specialties.

7.
HEALTHSOURCE, INC.
Owns and manages HMOs.

8.
SOFTKEY INTERNATIONAL, INC.
Publishes and markets consumer-oriented software applications focusing on the productivity and lifestyle categories.

9.
MID ATLANTIC MEDICAL SERVICES, INC.
A holding company whose subsidiaries are active in managed health care through HMOs. The company provides services to small employer groups, self insured employers, indemnity carriers and multi-state employers. Mid Atlantic also provides home health care and non-risk mental health services.

10.
HEALTH CARE AND RETIREMENT, INC.
Provides long-term care, skilled nursing and rehabilitative services in the United States.

THE EMERGING GROWTH FUND SEMI-ANNUAL RESULTS

SCHEDULE OF NET ASSETS


SEPTEMBER 30, 1995 (UNAUDITED)                      SHARES      VALUE
-------------------------------------------------------------------------
BIOTECHNOLOGY - 0.7%
Cephalon, Inc.                                      43,300    $ 1,190,750
-------------------------------------------------------------------------
                                                              $ 1,190,750
-------------------------------------------------------------------------

-------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 3.2%
Cirrus Logic, Inc.                                  19,000      1,087,750
Cyrix Corporation                                   38,200      1,456,375
Mylex Corporation                                   60,000      1,020,000
Read-Rite Corporation                               42,500      1,551,250
Western Digital Corporation                         46,050        731,044
-------------------------------------------------------------------------
                                                                5,846,419
-------------------------------------------------------------------------

-------------------------------------------------------------------------
COMPUTER SOFTWARE - 8.5%
Legato Systems Inc.                                 10,000        265,000
National Instruments Corporation                    36,700        743,175
NetManage, Inc.                                     20,200        479,750
Number Nine Visual Technology Corporation           36,700        605,550
Premenos Technology Corporation                     36,400      1,183,000
Remedy Corporation                                  22,400        789,600
Sierra On-Line, Inc.                                19,900        781,075
Softkey International, Inc.                        100,900      4,464,825
Spectrum Holobyte, Inc.                            216,900      2,738,362
Symantec Corporation                                88,900      2,667,000
Tivoli Systems, Inc.                                23,600        669,650
-------------------------------------------------------------------------
                                                               15,386,987
-------------------------------------------------------------------------

-------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 12.5%
Baby Superstore, Inc.                               22,450      1,013,057
Books a Million, Inc.                              106,400      1,875,300
Cannondale Corporation                              91,700      1,513,050
Creative Computers, Inc.                            28,700        846,650
Gymboree Corporation                               105,100      3,166,138
Hollywood Entertainment                             25,000        539,062
Kohls Corporation                                   74,100      3,843,938
Micro Warehouse, Inc.                               21,200        969,900
Nautica Enterprises, Inc.                           67,700      2,318,725
PetSmart, Inc.                                     117,150      3,953,813
Tiffany & Co.(1)                                    62,700      2,625,562
-------------------------------------------------------------------------
                                                               22,665,195
-------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                   ROBERTSON, STEPHENS & COMPANY

                                                    SHARES      VALUE
-------------------------------------------------------------------------
CONSUMER TECHNOLOGY - 4.7%
Acclaim Entertainment                              141,400    $ 3,641,050
CDW Computer Centers Inc.                           21,200      1,128,900
Electronic Arts                                     98,700      3,627,175
-------------------------------------------------------------------------
                                                                8,397,175
-------------------------------------------------------------------------

-------------------------------------------------------------------------
DATA COMMUNICATIONS/TELECOMMUNICATIONS - 6.0%
3Com Corporation                                    84,900      3,862,950
Bay Networks                                        37,000      1,974,875
Colonial Data Technologies                          91,600      1,694,600
Network General Corporation                         38,300      1,579,875
P-Com, Inc.                                         38,800      1,736,300
-------------------------------------------------------------------------
                                                               10,848,600
-------------------------------------------------------------------------
ENVIRONMENTAL SERVICES - 2.7%
United Waste Systems, Inc.                         118,800      4,959,900
-------------------------------------------------------------------------
                                                                4,959,900
-------------------------------------------------------------------------

-------------------------------------------------------------------------
FINANCIAL SERVICES - 1.5%
Credit Acceptance Corporation                      100,000      2,700,000
-------------------------------------------------------------------------
                                                                2,700,000
-------------------------------------------------------------------------

-------------------------------------------------------------------------
HEALTH CARE SERVICES - 12.1%
Advantage Health                                    60,800      2,067,200
Arbor Health Care Company                          184,600      4,291,950
Express Scripts, Inc. Class A                        2,000         88,000
Horizon/CMS Healthcare Corporation                 157,700      3,587,675
Mariner Health Group, Inc.                         150,800      2,130,050
Pediatrix Medical Group Inc.                        30,000        615,000
PhyCor, Inc.                                       138,450      4,741,912
United Dental Care, Inc.                            11,500        345,000
Value Health, Inc.                                 151,600      4,017,400
-------------------------------------------------------------------------
                                                               21,884,187
-------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

THE EMERGING GROWTH FUND SEMI-ANNUAL RESULTS


SEPTEMBER 30, 1995 (UNAUDITED)                      SHARES      VALUE
-------------------------------------------------------------------------
HEALTH MAINTENANCE ORGANIZATIONS - 19.8%
Coventry Corporation                               115,600    $ 2,283,100
Healthsource, Inc.                                  96,200      4,629,625
Mid Atlantic Medical Services                      222,900      4,374,412
Oxford Health Plans                                 95,400      6,940,350
PacifiCare Health Systems                           87,200      5,929,600
Quintiles Transnational Corporation                 33,200      1,958,800
Sierra Health Services                              98,000      2,450,000
United Healthcare Corporation(1)                   114,800      5,610,850
Wellcare Management Group, Inc.                     66,300      1,541,475
-------------------------------------------------------------------------
                                                               35,718,212
-------------------------------------------------------------------------

-------------------------------------------------------------------------
LONG TERM HEALTH CARE - 3.9%
Health Care and Retirement, Inc.                   135,000      4,336,875
The Multicare Companies, Inc.                      112,900      2,624,925
-------------------------------------------------------------------------
                                                                6,961,800
-------------------------------------------------------------------------

-------------------------------------------------------------------------
MEDICAL SERVICES - 5.5%
American Oncology Resources, Inc.                   14,000        602,000
CompDent Corporation                                56,000      1,638,000
Exogen, Inc.                                        21,200        312,700
HBO & Company(1)                                    90,100      5,631,250
MedPartners, Inc.                                   55,000      1,732,500
-------------------------------------------------------------------------
                                                                9,916,450
-------------------------------------------------------------------------

-------------------------------------------------------------------------
OTHER SERVICES - 6.0%
Corporate Express, Inc.                            155,300      3,785,437
Landstar Systems, Inc.                             129,000      3,112,125
Sylvan Learning Systems, Inc.                      124,700      3,959,225
-------------------------------------------------------------------------
                                                               10,856,787
-------------------------------------------------------------------------

-------------------------------------------------------------------------
RESTAURANTS - 1.8%
Boston Chicken, Inc.                                78,000      2,037,750
Rock Bottom Restaurants                             71,500      1,161,875
-------------------------------------------------------------------------
                                                                3,199,625
-------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                                                   ROBERTSON, STEPHENS & COMPANY


SEPTEMBER 30, 1995 (UNAUDITED)                      SHARES      VALUE
-------------------------------------------------------------------------
SEMICONDUCTORS - 3.8%
Act Manufacturing                                   25,000     $  318,750
Burr-Brown Corporation                              46,100      1,751,800
Integrated Device Technology, Inc.                  34,000        850,000
Synopsys, Inc.                                      30,800        947,100
VLSI Technology, Inc.                               84,900      2,907,825
-------------------------------------------------------------------------
                                                                6,775,475
-------------------------------------------------------------------------

-------------------------------------------------------------------------
TOTAL COMMON STOCKS - 92.7% (Cost:$134,241,345)               167,307,562
-------------------------------------------------------------------------

-------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS
-------------------------------------------------------------------------
Applied Micro Circuits Corporation
 Series 3 - Restricted(2)                            2,381         43,953
Managed Health Network, Inc.
  Series B - Restricted(2)                             500         72,930
-------------------------------------------------------------------------

-------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS - 0.1%(Cost:$100,001)          116,883
-------------------------------------------------------------------------

-------------------------------------------------------------------------
TOTAL INVESTMENTS - 92.8%(Cost:$134,341,346)                  167,424,445
-------------------------------------------------------------------------

-------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS
-------------------------------------------------------------------------
Cash                                                                  461
Repurchase Agreement                                           15,755,000
    State Street Bank and Trust Company, 5.25%, dated
    9/29/95, due 10/2/95, maturity value $15,759,595
    (collateralized by $14,320,000 par value U.S. Treasury
    Notes, 7.625%, due 11/15/22).
-------------------------------------------------------------------------
TOTAL CASH AND CASH EQUIVALENTS - 8.7%                         15,755,461

-------------------------------------------------------------------------
OTHER ASSETS, NET - (1.5)%                                     (2,717,463)
-------------------------------------------------------------------------

-------------------------------------------------------------------------
TOTAL NET ASSETS - 100%                                      $180,462,443
-------------------------------------------------------------------------

(1) Income producing security.

(2) See 4d in Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

THE EMERGING GROWTH FUND SEMI-ANNUAL RESULTS

STATEMENT OF NET ASSETS


                                           SEPTEMBER 30, 1995 (UNAUDITED)
-------------------------------------------------------------------------
ASSETS
-------------------------------------------------------------------------
Investments, at value (Cost: $134,341,346)                   $167,424,445
Cash and cash equivalents                                      15,755,461
Receivable for investments sold                                   105,300
Receivable for fund shares subscribed                           1,015,446
Dividends/interest receivable                                      12,589
-------------------------------------------------------------------------
TOTAL ASSETS                                                  184,313,241

-------------------------------------------------------------------------
LIABILITIES
-------------------------------------------------------------------------
Payable for investments purchased                               3,559,438
Payable for fund shares redeemed                                  136,209
Accrued expenses                                                  155,151
-------------------------------------------------------------------------
TOTAL LIABILITIES                                               3,850,798


-------------------------------------------------------------------------
TOTAL NET ASSETS                                             $180,462,443
-------------------------------------------------------------------------

-------------------------------------------------------------------------
NET ASSETS CONSIST OF:
-------------------------------------------------------------------------
Paid in capital                                               135,153,948
Accumulated net realized gain from investments                 12,225,396
Net unrealized appreciation on investments                     33,083,099
-------------------------------------------------------------------------

-------------------------------------------------------------------------
TOTAL NET ASSETS                                             $180,462,443
-------------------------------------------------------------------------

-------------------------------------------------------------------------
PRICING OF SHARES:                                           $      20.43
    Net Asset Value, offering and redemption price per
    share (net assets of $180,462,443 applicable to
    8,832,733 shares of beneficial interest outstanding
    with no par value)
-------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                   ROBERTSON, STEPHENS & COMPANY


STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1995 (UNAUDITED)
-------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------
Interest                                                      $   577,465
Dividends                                                          20,300
Other Income                                                       31,441
-------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                           629,206

-------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------
Investment advisory fees                                          861,209
Distribution fees                                                 215,302
Custodian and transfer agent fees                                 169,600
Professional fees                                                  40,400
Shareholder reports                                                28,300
Trustees' fees and expenses                                        11,250
Registration and filing fees                                       17,250
Other                                                               7,275
-------------------------------------------------------------------------
TOTAL EXPENSES                                                  1,350,586

-------------------------------------------------------------------------
NET INVESTMENT (LOSS)                                             (721,380)
-------------------------------------------------------------------------

-------------------------------------------------------------------------
REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/
(DEPRECIATION) ON INVESTMENTS
-------------------------------------------------------------------------
Net realized gain from investments                              8,396,078
Net change in unrealized appreciation on investments           13,653,332
-------------------------------------------------------------------------
Total Net Realized Gain and Unrealized
 Appreciation on Investments                                   22,049,410
-------------------------------------------------------------------------

-------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $21,328,030
-------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

THE EMERGING GROWTH FUND SEMI-ANNUAL RESULTS

Statement of Changes in Net Assets

                                                        FOR THE SIX
                                                       MONTHS ENDED
                                                            9/30/95   YEAR ENDED
                                                        (UNAUDITED)      3/31/95
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment (loss)                                $   (721,380)  $ (1,654,135)
Net realized gain from investments                      8,396,078      6,598,824
Net change in unrealized appreciation on investments $ 13,653,332     15,035,796
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   21,328,030     19,980,485

--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
Realized gains on investments                          (3,856,609)    (19,811,863)
--------------------------------------------------------------------------------
Total Distributions                                    (3,856,609)    (19,811,863)

--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net (decrease)/increase in net assets resulting
 from capital shares transaction                      (19,284,314)    13,915,017
--------------------------------------------------------------------------------
Total Capital Share Transactions                      (19,284,314)    13,915,017

--------------------------------------------------------------------------------
TOTAL (DECREASE)/INCREASE IN NET ASSETS                (1,812,893)    14,083,639
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                   182,275,336    168,191,697
End of period                                        $180,462,443   $182,275,336
--------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

                                                   ROBERTSON, STEPHENS & COMPANY

FINANCIAL HIGHLIGHTS


                                     FOR THE SIX
                                    MONTHS ENDED                                THREE MONTHS
FOR A SHARE OUTSTANDING                  9/30/95      YEAR ENDED   YEAR ENDED          ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
THROUGHOUT EACH PERIOD:              (UNAUDITED)         3/31/95      3/31/94        3/31/93     12/31/92     12/31/91     12/30/90
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period    $  18.36        $  18.37     $  14.71       $  16.77     $  17.50     $  11.67      $ 11.46
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Net investment (loss)                      (0.08)          (0.17)       (0.40)        (0.02)        (0.15)       (0.09)          --
Net realized gain/(loss) and unrealized
 appreciation/(depreciation)
 on investments                             2.57            2.26         4.06         (2.04)        (0.31)        6.82         1.07
-----------------------------------------------------------------------------------------------------------------------------------
Total Increase/(Decrease) in Net Assets
 Resulting from Operations                  2.49            2.09         3.66         (2.06)        (0.46)        6.73         1.07

-----------------------------------------------------------------------------------------------------------------------------------
Distributions from realized gains
 on investments                            (0.42)          (2.10)           --            --        (0.27)       (0.86)          --
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD            $20.43          $18.36        $18.37        $14.71       $16.77       $17.50       $11.67
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                              13.80%          12.01%        24.88%      (12.28)%      (2.55)%       58.70%        9.57%
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period (000's)       $180,462        $182,275     $168,192       $228,893     $277,531     $141,929      $22,931
Ratio of Expenses to Average Net Assets    1.57%           1.56%        1.60%          1.54%        1.49%        1.59%        1.88%
Ratio of Net Investment (Loss) to
 Average Net Assets                      (0.84)%         (0.96)%      (1.27)%        (0.61)%      (0.92)%      (0.68)%      (0.02)%
Portfolio Turnover Rate                     107%            280%         274%            43%         124%         147%         272%
-----------------------------------------------------------------------------------------------------------------------------------

Per share data for each of the periods has been determined by using the average number of shares outstanding throughout each period.

Ratios, except for total return and portfolio turnover rate, have been annualized.


The accompanying notes are an integral part of these financial statements.

THE EMERGING GROWTH FUND SEMI-ANNUAL RESULTS

Notes to Financial Statements

The Robertson Stephens Emerging Growth Fund (the "Fund") is a series of the Robertson Stephens Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund became effective to offer shares to the public on November 30, 1987. The Trust offers nine series of shares -- The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value+Growth Fund, The Robertson Stephens Contrarian Fund, The Robertson Stephens Developing Countries Fund, The Robertson Stephens Growth & Income Fund, The Robertson Stephens Partners Fund, The Robertson Stephens Information Age Fund (effective November 15, 1995), The Robertson Stephens Global Natural Resources Fund (effective November 15, 1995), and The Robertson Stephens Global Low-Priced Stock Fund (effective November 15,
1995). The assets for each series are segregated and accounted for separately.

NOTE 1  SIGNIFICANT ACCOUNTING POLICIES:

The following policies are in conformity with generally accepted accounting principles.

A.   INVESTMENT VALUATIONS:

Marketable equity securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. At September 30, 1995, 99.9% of the Fund's portfolio was valued in this manner.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and procedures use fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event which could have a significant impact on the value of the security. At September 30, 1995, approximately 0.1% of the Fund's portfolio was valued using these guidelines and procedures.

B.   REPURCHASE AGREEMENTS:

Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that the collateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Advisor to have satisfactory creditworthiness.

C.   FEDERAL INCOME TAXES:

The Fund has made no provision for federal income taxes for the six months ended September 30, 1995, as it does not expect to incur any federal income tax for the year. The Fund expects to comply with requirements of the Internal Revenue Code for qualifying as a regulated investment company so as not to be subject to federal income tax.

D.   SECURITIES TRANSACTIONS:

Securities transactions are accounted for on the date the securities are purchased and sold (trade date). Realized gains and losses on securities transactions are determined on the basis of specific identification.

E.   INVESTMENT INCOME:

Dividend income is recorded on the ex-dividend date. Interest income is accrued and recorded daily.

F.   CAPITAL ACCOUNTS:

The Fund follows the provisions of the AICPA's Statement of Position 93-2 "Determination, Disclosure

                                                   ROBERTSON, STEPHENS & COMPANY

and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies" ("SOP"). The purpose of this SOP is to report undistributed net investment income and accumulated net realized gain (loss) accounts in such a manner as to approximate amounts available for future distributions to shareholders, if any.

NOTE 2  CAPITAL SHARES:

A.   TRANSACTIONS:

The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the six months ended September 30, 1995, and for the year ended March 31, 1995, were as follows:


4/1/95 - 9/30/95        SHARES         AMOUNT
---------------------------------------------
Shares sold          1,789,043   $ 33,855,779
Shares reinvested      203,101      3,716,735
---------------------------------------------
                     1,992,144     37,572,514
---------------------------------------------
Shares redeemed     (3,084,717)   (56,856,828)
---------------------------------------------

---------------------------------------------
Net (decrease)      (1,092,573)  $(19,284,314)
---------------------------------------------

---------------------------------------------
4/1/95 - 9/30/95        SHARES         AMOUNT
---------------------------------------------
Shares sold          5,163,070   $ 94,127,247
Shares reinvested    1,070,767     18,663,580
---------------------------------------------
                     6,233,837    112,790,827

---------------------------------------------
Shares redeemed     (5,463,027)   (98,875,810)
---------------------------------------------

---------------------------------------------
Net increase           770,810   $ 13,915,017
---------------------------------------------

NOTE 3  TRANSACTIONS WITH AFFILIATES:

A.   ADVISORY FEES AND EXPENSE LIMITATION:

Under the terms of an advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays Robertson, Stephens Investment Management, Inc. ("RSIM"), of which Robertson, Stephens & Company, L.P. ("RS & Co"), the Fund's Distributor, is an affiliate, an investment advisory fee calculated at an annual rate of 1.00% of the average daily net assets of the Fund. For the six months ended September 30, 1995, the Fund incurred investment advisory fees of $861,209. RSIM has agreed to reimburse the Fund for any annual operating expenses, including investment advisory fees, but excluding distribution fees, which exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale.

B.   AFFILIATED PERSONS:

Certain officers and Trustees of the Fund are also Members and/or officers of Robertson, Stephens & Company Group, L.L.C. ("RS Group"), the parent of RS & Co., the Fund's Distributor and RSIM, the Fund's Adviser. G. Randy Hecht, President, Chief Executive Officer and a Trustee of the Fund, is also a Director of RSIM, a Member of RS Group, and Chief Operating Officer of RS & Co. Terry R. Otton, Chief Financial Officer of the Fund, is a Member of RS Group and Chief Financial Officer of RS & Co. John P. Rohal, a Trustee of the Fund, is a Member of RS Group and Director of Research for RS & Co. All affiliated and access persons, as defined in the 1940 Act, follow strict guidelines and policies on personal trading as outlined in the Fund's Code of Ethics.

C.  COMPENSATION OF TRUSTEES AND OFFICERS:

Trustees and officers of the Fund who are affiliated persons receive no compensation from the Fund. Trustees of the Fund who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimbursement of expenses of $11,250 for the six months ended September 30, 1995.

D.   DISTRIBUTION FEES:

The Fund has entered into an agreement with RS & Co., for distribution services and has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act, which is reviewed and approved annually by the Fund's Board of Trustees. Under this Plan, RS & Co. is compensated for services in such capacity including its expenses

THE EMERGING GROWTH FUND SEMI-ANNUAL RESULTS in connection with the promotion and distribution of the Fund's shares. The distribution fee is calculated at an annual rate of 0.25% of the average daily net assets of the Fund. For the quarter ended September 30, 1995, the Fund incurred distribution fees of $215,302.

E.   BROKERAGE COMMISSIONS:

RSIM may direct orders for investment transactions to RS & Co. as broker-dealer, subject to Fund policies as stated in the prospectus, regulatory constraints, and the ability of RS & Co. to provide competitive prices and commission rates. All investment transactions in which RS & Co. acts as a broker may only be executed on an agency basis. Subject to certain constraints, the Fund may make purchases of securities from offerings or underwritings in which RS & Co. has been retained by the issuer. For the six months ended September 30, 1995, the Fund paid brokerage commissions of $67,905 to RS & Co. which represented 32% of total commissions paid for the period.

NOTE 4    INVESTMENTS:

A.   PORTFOLIO TURNOVER RATE:

The portfolio turnover rate, which is calculated based on the lesser of the cost of investments purchased or the proceeds from investments sold (excluding short-term investments) measured as a percentage of the Fund's average monthly investment portfolio for the six months ended September 30, 1995, was 107%.

B.   TAX BASIS OF INVESTMENTS:

At September 30, 1995, the cost of investments for federal income tax purposes was $136,401,752. Accumulated net unrealized appreciation on investments was $31,022,693, consisting of gross unrealized appreciation and depreciation of $37,980,974 and $6,958,281, respectively.

C.   INVESTMENT PURCHASES AND SALES:

For the six months ended September 30, 1995, the cost of investments purchased and the proceeds from investments sold (excluding short-term investments) were $160,604,878 and $186,555,703, respectively.

D.   RESTRICTED SECURITIES:

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would bear the expense of all registrations at no cost to the Fund. At September 30, 1995, the Fund held restricted securities with an aggregate value of $116,883 which represented 0.1% of the Fund's total net assets.


                                                                         ACQUISITION
SECURITY                                    SHARES    COST      VALUE          DATE
-----------------------------------------------------------------------------------
Applied Micro Circuits Corporation
Convertible Preferred Stock, Series 3        2,381   $50,001   $43,953      9/14/87
-----------------------------------------------------------------------------------
Managed Health Network, Inc.
Convertible Preferred Stock, Series B          500   $50,000   $72,930     12/30/87
-----------------------------------------------------------------------------------

Each of the above securities was valued based on its common share price equivalent. Each common share was valued at its fair value according to the guidelines and procedures adopted by the Fund's Board of Trustees as outlined in Note 1.a., paragraph 2.

At September 30, 1995, Applied Micro Circuits Corporation Convertible Preferred Stock, Series 3 was valued at the common share price equivalent of $1.75, assuming the 2,381 shares of the Convertible Preferred Stock were converted to 25,116 shares of common stock. Managed Health Network, Inc. Convertible Preferred Stock, Series B was valued at the common share price equivalent of $1.6336, assuming the 500 shares of the Convertible Preferred Stock were converted to 44,642 shares of common stock.

                                                   ROBERTSON, STEPHENS & COMPANY

Administration

OFFICERS AND TRUSTEES
G. Randy Hecht
President, Chief Executive Officer

Terry R. Otton
Chief Financial Officer

Leonard B. Auerbach, Trustee
Daniel R. Cooney, Trustee
James K. Peterson, Trustee
John P. Rohal, Trustee
Robert A. Zidar, Secretary

INVESTMENT ADVISER
Robertson, Stephens Investment Management, Inc.
555 California Street, Suite 2600
San Francisco, CA 94104

DISTRIBUTOR
Robertson, Stephens & Company, L.P.
555 California Street, Suite 2600
San Francisco, CA 94104
1-800-766-3863

TRANSFER AGENT AND DISBURSING AGENT
State Street Bank & Trust Company
c/o National Financial Data Services
Kansas City, MO
1-800-272-6944

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

AUDITORS
Price Waterhouse LLP
San Francisco, CA

LEGAL COUNSEL
Ropes & Gray
Boston, MA

This report is submitted for the information of shareholders of The Robertson Stephens Emerging Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Published November 21, 1995

The Robertson Stephens Mutual Funds

In addition to THE EMERGING GROWTH FUND, Robertson Stephens offers the following mutual funds:

THE CONTRARIAN FUND

A DEFENSIVE POSITION IN TODAY'S VOLATILE MARKET -- Invests in attractively priced, growing companies worldwide that are out of favor or have never been discovered by institutional investors. Adheres to an independent, aggressive, and flexible investment strategy. The Fund may engage in short sales and invests in companies of all sizes. Managed by Paul Stephens.

THE DEVELOPING COUNTRIES FUND

A PORTFOLIO OF GROWING COMPANIES IN EMERGING MARKETS -- Invests in publicly traded equities of developing countries. The no-load Fund may engage in short sales and/or invest in private placement emerging market equity securities. Managed by Michael Hoffman.

THE GLOBAL LOW-PRICED STOCK FUND

SEEKING OVERLOOKED AND UNDERVALUED COMPANIES -- Invests in companies worldwide that are low-priced (stock prices no greater than $10 per share), have future growth potential, but are under appreciated by other investors. No load. Managed by Hannah Sullivan.

THE GLOBAL NATURAL RESOURCES FUND

PRIMARILY FOCUSING ON ATTRACTIVE HARD ASSET COMPANIES -- Invests in equities of companies engaged in the discovery, development, production, or distribution of natural resources, such as energy, metals and forest products. No load. Managed by Andy Pilara, Jr.

THE GROWTH & INCOME FUND

SEEKING HIGH GROWTH WHILE MODERATING RISK -- Invests in equity and debt securities, with an emphasis on small and mid-cap companies with growth potential and/or current income. No load. Managed by John Wallace.

THE INFORMATION AGE FUND

FOCUSING ON INVESTMENTS IN THE INFORMATION TECHNOLOGY SECTOR --Invests in a wide-range of technology companies with strong fundamentals, market advantage and growth potential, including computer hardware and software, telecommunications, multimedia, and financial services. No load. Managed by Ron Elijah.

THE PARTNERS FUND

SMALL-CAP VALUE FUND WITH A CONTRARIAN DISCIPLINE -- Invests with a value methodology combining traditional Graham & Dodd balance sheet analysis and cash flow analysis. No load. Managed by Andy Pilara, Jr.

THE VALUE+GROWTH FUND

A GROWTH FUND FOR VALUE CONSCIOUS INVESTORS -- Invests in mid-cap growth companies with favorable price/earnings ratios, in sectors with the potential for above average growth. Ability to short sell. No load. Managed by Ron Elijah.

For more information, including management fees, expenses and special risks associated with short selling or with international investing, call Robertson, Stephens & Company, L.P., distributor, for a prospectus. Read it carefully before you invest.

ROBERTSON STEPHENS & COMPANY MUTUAL FUNDS

555 California Street, Suite 2600
San Francisco, California 94104


FUND INFORMATION

ROBERTSON STEPHENS INVESTOR SERVICES

- Knowledgeable mutual fund representatives ready to answer your investment questions.

- Automated access to daily net asset values and the portfolio managers' hotline 24 hours a day.

     1-800-766-3863

ROBERTSON STEPHENS ACCOUNTLINK

Automated account information is available 24 hours a day through Robertson Stephens AccountLink.

1-800-624-8025

FUND LISTINGS

The Fund is listed in the WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY, and most local newspapers as Em Gr under the heading Robertson Stephens. Its computer quotation symbol is RSEGX.